RBC FUNDS TRUST

Prime Money Market Fund

Supplement dated February 19, 2016 to the Prospectus for the RBC Money Market Funds dated November 25, 2015 (as supplemented November 25, 2015) and to the Statement of Additional Information for the Money Market Funds dated November 25, 2015 (as supplemented November 25, 2015 and December 8, 2015)

This Supplement provides additional information beyond that contained in the

Prospectus and SAI should be read in conjunction with the Prospectus and SAI.

RBC Institutional Class 1 shares of the Prime Money Market Fund will no longer be available for new investment effective March 22, 2016.

As we have disclosed in the Prospectus, on November 23, 2015, the Board of Trustees of RBC Funds Trust approved in principle RBC Global Asset Management (U.S.) Inc.’s recommendation that the Prime Money Market Fund will no longer be offered by the Trust after September 30, 2016 and will be closed to investments prior to that date.

You may redeem your Fund shares at any time before the liquidation, as the Fund will continue to process redemptions in the ordinary course until the liquidation date. No sales charge, contingent deferred sales load or redemption fee will be imposed in connection with a redemption. If you do not redeem your Fund shares prior to the liquidation date, the Fund will automatically redeem your shares and forward the proceeds to you based on the instructions listed on your account. As disclosed in the Prospectus, the Fund is permitted to depart from its stated investment objective and policies and hold cash and cash equivalent positions as a temporary defensive measure to preserve value. In anticipation of the Fund’s liquidation, the Fund has repositioned the portfolio holdings and intends to begin to sell its portfolio holdings in exchange for cash, U.S. government securities and/or other short-term debt instruments.

The sale, exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

Please contact RBC Funds Trust at 1-800-422-2766 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE